UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

September 28, 2020             (September 28, 2020)

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Date of report     (Date of earliest event reported)

Hexcel Corporation

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(Exact Name of Registrant as Specified in Charter)

Delaware	1-8472	94-1109521

(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Two Stamford Plaza

281 Tresser Boulevard

Stamford, Connecticut  06901-3238

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(Address of Principal Executive Offices and Zip Code)

(203) 969-0666

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(Registrant's telephone number, including area code)

N/A

___________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	HXL	New York Stock Exchange

Preferred Share Purchase Rights	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.□

Section 1  Registrant’s Business and Operations

Item 1.01.... Entry into a Material Definitive Agreement.

On September 28, 2020 (the “Effective Date”), Hexcel Corporation (the “Hexcel”) entered into the First Amendment (the “Amendment”) to the Credit Agreement (the “Credit Agreement” and as amended by the Amendment the “Amended Credit Agreement”), dated as of June 20, 2019, by and among the Hexcel, as borrower, the lenders party thereto and Citizens Bank, N.A., as administrative agent.

Pursuant to the Amendment, certain terms of the Credit Agreement were amended for a period beginning on October 1, 2020, through and including September 30, 2021 (the “Covenant Relief Period”).  During the Covenant Relief Period, Hexcel shall maintain a ratio (such ratio, the “Leverage Ratio”) of Consolidated Total Debt (as defined in the Amended Credit Agreement) to Consolidated EBITDA (as defined in the Amended Credit Agreement), not greater than: 4.25:1.00 for the test period ending on December 31, 2020, 5.75:1.00 for the test period ending March 31, 2021, 5.00:1.00 for the test period ending June 30, 2021 and 4.25:1.00 for the test period ending on September 30, 2021; provided, that during the Covenant Relief Period, Consolidated Total Debt shall be calculated net of unrestricted cash and cash equivalents in an amount not to exceed $200,000,000.  At all times other than during the Covenant Relief Period, Hexcel shall maintain a Leverage Ratio not greater than 3.75:1.00; provided that Hexcel may elect to step-up the Leverage Ratio covenant to 4.25:1.00 for each of the four fiscal quarters ending on or after the consummation of a Significant Acquisition (as defined in the Amended Credit Agreement).  Additionally, during the Covenant Relief Period, Hexcel is subject to (a) limitations on share repurchases, subject to customary exceptions, (b) further limitations on the incurrence of secured indebtedness and (iii) an increase in pricing based on the then-existing Leverage Ratio.

The foregoing description does not constitute a complete summary of the Amendment and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Section 9   Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	First Amendment to Credit Agreement, dated as of September 28, 2020, by and among Hexcel Corporation, the lenders party thereto, and Citizens Bank, N.A., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXCEL CORPORATION

(Registrant)

Date: September 28, 2020

/s/ Gail E. Lehman

Gail E. Lehman

Executive Vice President, General Counsel and Secretary